UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2018

PROTAGONIST THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37852	98-0505495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Protagonist Therapeutics, Inc.

7707 Gateway Blvd., Suite 140

Newark, California 94560-1160

(Address of principal executive offices, including zip code)

(510) 474-0170

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) Compensatory Arrangements of Principal Executive Officer, Principal Financial Officer and Named Executive Officers

2017 Bonuses, 2018 Salaries and Target Bonuses, and Equity Awards

On February 21, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of Protagonist Therapeutics, Inc. (the “Company”) approved (i) cash bonuses with respect to 2017 performance, (ii) annual salaries for 2018 (effective retroactively to January 1, 2018), (iii) target performance bonus percentages for 2018, and (iv) equity awards for the Company’s Chief Executive Officer, Chief Financial Officer and other named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”).

The following table sets forth the amounts approved by the Committee for each of the named individuals set forth below:

				Equity Awards (1)
Name and Title	2017 Bonus	2018 Salary	2018 Target Bonus (% of Salary)	Options (2)	Restricted Stock Units (3)

Dinesh V. Patel, Ph.D. President and Chief Executive Officer	$309,000	$520,000	50%	150,000	25,000

David Y. Liu, Ph.D. Chief Scientific Officer	$186,000	$410,000	40%	56,500	9,500

Richard S. Shames, M.D. Chief Medical Officer	$179,000	$400,000	40%	37,500	6,500

Thomas P. O’Neil Chief Financial Officer	$131,000	$345,000	35%	34,000	6,000

(1) The grant date of the equity awards will be February 28, 2018. The Committee granted the equity awards pursuant to the Company’s 2016 Equity Incentive Plan and the related forms of Option Agreement, Restricted Stock Unit Agreement and Grant Notice previously filed or to be filed with the SEC.

(2) Each option will have an exercise price equal to the closing price of the Company’s common stock on The Nasdaq Global Market on the grant date. The shares underlying each option will vest as to 25% after one year following the grant date, and the remainder will vest in equal monthly installments over the following three years.

(3) The shares subject to each restricted stock unit award will vest in equal annual installments over four years from the grant date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protagonist Therapeutics, Inc.

Dated: February 27, 2018

	By:	/s/ Thomas P. O’Neil
Thomas P. O’Neil
Chief Financial Officer

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